                                                                     EXHIBIT 4.1



              [LOGO]            PER-SE TECHNOLOGIES(TM)      [LOGO]

COMMON STOCK                   PER-SE TECHNOLOGIES, INC.               CUSIP 713569 30 9
                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE   SEE REVERSE SIDE FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT




is the owner of

                                        FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE $.01 EACH, OF THE COMMON STOCK OF

PER-SE TECHNOLOGIES, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized
Attorney upon surrender of this Certificate properly endorsed.
     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                        Countersigned and Registered:
                                                  AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                            (New York, New York)
                                                                                          Transfer Agent
                                                                                           and Registrar
                                        By:
                                           -------------------------------------
                                           Authorized Signature


Dated:

   By: /s/                                             By: /s/
      -----------------------------                       -------------------------------------
      Executive Vice President,                           President and Chief Executive Officer
      General Counsel and Secretary
                                        [CORPORATE SEAL]

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         This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between the Corporation and the Rights Agent thereunder dated as of February 12, 1999 (the "Rights
Agreement"), the terms of which are hereby incorporated by reference and a copy of which is on file at the principal office of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, rights issued to, or beneficially owned by, any Person who is, was or becomes an Acquiring Person of any Affiliate or Associate thereof (as such terms are defined in the Rights
Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.


                           PER-SE TECHNOLOGIES, INC.


         The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common                               UNIF GIFT MIN ACT-____________ CUSTODIAN ___________
TEN ENT - as tenants by the entireties                                            (Cust)                (Minor)
JT TEN  - as joint tenants with rights of                                      under Uniform Gifts to Minors
          survivorship and not as tenants                                      Act ___________________
          in common                                                                     (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _________________ HEREBY SELL, ASSIGN AND TRANSFER INTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

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------------------------------------------------------------------------ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT


---------------------------------------------------------------------- ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED
     ----------------------



                              -------------------------------------------------
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



                              -------------------------------------------------
     SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.